SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       THE SECURITIES EXCHANGE ACT OF 1934

                       October 13, 1999 (October 13, 1999)
                     (Date of Report (Date of earliest event
                                   reported))

                              ALARIS MEDICAL, INC.
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               (Exact name of registrant as specified in charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                                    33-26398
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                            (Commission File Number)


                                   13-3492624
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                        (IRS Employer Identification No.)


                             10221 Wateridge Circle
                               San Diego, CA 92121
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                    (Address of principal executive officers)



                                 (619) 458-7000
              (Registrant's telephone number, including area code)



                           Exhibit Index is on Page __




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ITEM 5.           OTHER EVENTS

         On October 13, 1999, ALARIS Medical, Inc. (the "Registrant") issued a press release regarding its operating company, ALARIS Medical Systems, Inc. ("AMS"), settling a lawsuit filed in April 1998 by Becton Dickinson and Company ("Becton Dickinson") against AMS which alleged infringement of a patent by reason of certain activities including the sale of AMS's SmartSite needle-free system and in connection therewith, Becton Dickinson and AMS granting between each other paid-up licenses to certain patents.

         In connection with the settlement, among other things, AMS will pay a total of $6,700,000, all claims between the parties to the lawsuit shall be dismissed and AMS and its affiliates shall receive a paid-up license to the patent relating to certain needle-free valve products.

         The press release is attached as Exhibit 1 to this Form 8-K filing.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


         (c)      Exhibit 1 - Press Release dated October 13, 1999

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               ALARIS MEDICAL, INC.
                                                        (Registrant)



Date:  October 13, 1999                By:  /s/ William C. Bopp
                                           -------------------------------------
                                               Name:    William C. Bopp
                                               Title:   Vice President and Chief
                                                        Financial Officer

                                  EXHIBIT INDEX


Exhibit                      Material to be Filed                        Page
Number                           as Exhibits                             Number

Exhibit 1                    Press Release dated October 13, 1999